UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2008

SEGUSO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

New York		20-1801142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 54th Drive West, Suite G102 Bradenton, Florida	34210
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 941-753-7303

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Change in Registrant's Certifying Accountant

Effective February 27, 2008, Seguso Holdings, Inc. (the "Company") dismissed Lazar Levine & Felix LLP ("Lazar") as the Company's independent registered public accounting firm. On February 27, 2008, the Company engaged Moore and Associates, Chartered (“Moore”), an independent registered firm of Certified Public Accountants, as our principal independent accountant, replacing Lazar.

Lazar's reports on the financial statements of the Company for the fiscal years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

The Company’s change in independent public accountant was approved by the written consent of the sole director of the Company on February 27, 2008.

During the fiscal years ended December 31, 2007 and 2006 and through the date of this Current Report on Form 8-K, there have been no disagreements with Lazar (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar, would have caused them to make reference thereto in their report on the financial statements for such years.

During the fiscal years ended December 31, 2007 and 2006 and through the date of this Current Report on Form 8-K, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

During the Company's fiscal years ended December 31, 2007 and 2006 and through the date of this Current Report on Form 8-K, the Company did not consult with Moore with respect to the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the registrant’s financial statements, any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)), or any other matters or reportable events as set forth in Items 304(a)(1)(v) of Regulation S-K.

The Company provided Lazar with a copy of the foregoing disclosures and requested Lazar to furnish it with a letter addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements. A copy of Lazar's response letter, dated February 28, 2008 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

               (d) Exhibits

                16.1 - Copy of Letter, dated February 28, 2008, from Lazar Levine & Felix LLP to the Securities and Exchange Commission.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 28, 2008

Seguso Holdings, Inc. Registrant

By:
/s/ Robert Seguso Robert Seguso,
President and CEO